Exhibit 99.2

SEPTEMBER 2001 NOTE PURCHASE AGREEMENT

by and between

NOVAVAX, INC.

and

KING PHARMACEUTICALS, INC.

Dated as of September 7, 2001

8.10 Severability	16

8.11 Entire Agreement	16

8.12 Jurisdiction; Venue	16

8.13 Specific Performance	17

8.14 No Right of Setoff	18

Schedules

Schedule 2.4(b)	Registration Rights

Schedule 2.4(c)	Preemptive and Antidilution Rights

Index of Defined Terms

Section

1995 Plan	2.4 (a)

2000 10-K	2.5 (a)

Accredited Investor	3.4

Agreement	PREAMBLE

Allonge	RECITALS

Amended and Restated Registration Rights Agreement	RECITALS

Closing	1.2 (a)

Closing Date	1.2 (a)

Common Stock	RECITALS

Company	PREAMBLE

Company Stock Option Plans	2.4 (a)

Convertible Note	RECITALS

December 2000 Note Purchase Agreement	RECITALS

Director Plan	2.4 (a)

Exchange	2.3

Exchange Act	2.4 (b)

Existing Warrants	2.4 (a)

First Amendment to Investor Rights Agreement	RECITALS

First December 2000 Note	RECITALS

HSR Act	2.10

Investor Rights Agreement	RECITALS

King	PREAMBLE

Maryland Process Agent	9.12 (c)

Material Adverse Effect	2.1

Material Contracts	2.7

Nasdaq	2.3

Note Shares	2.2

Preferred Stock	2.4 (a)

Registration Rights Agreement	RECITALS

Related Agreements	RECITALS

SEC	2.5 (a)

SEC Filings	2.5 (a)

Second December 2000 Note	RECITALS

Securities Act	2.4 (b)

Tennessee Process Agent	9.12 (b)

SEPTEMBER 2001 NOTE PURCHASE AGREEMENT

         THIS SEPTEMBER 2001 NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of the 7th day of September, 2001 by and between NOVAVAX, INC., a Delaware corporation (the “Company”), and KING PHARMACEUTICALS, INC., a Tennessee corporation (“King”).

         WHEREAS, King wishes to purchase from the Company, and the Company wishes to sell to King, a 4% Convertible Senior Note in the aggregate principal amount of Five Million Dollars ($5,000,000) (the “Convertible Note”), all subject to and in accordance with the terms and conditions of this Agreement;

         WHEREAS, shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) shall be issuable upon the conversion of, and as interest payments on, the Convertible Note;

         WHEREAS, in connection with that certain Note Purchase Agreement dated as of December 19, 2000 between King and the Company (the “December 2000 Note Purchase Agreement”), the Company issued to King a 4% Convertible Senior Note in the aggregate principal amount of $20,000,000 (the “First December 2000 Note”);

         WHEREAS, in connection with the December 2000 Note Purchase Agreement and as a condition to the consummation of the Closing (as defined below) of this Agreement, the Company has agreed to issue a 4% Convertible Senior Note in the aggregate principal amount of $5,000,000 pursuant to Section 1.2 of the December 2000 Note Purchase Agreement (the “Second December 2000 Note”);

         WHEREAS, as a condition to the consummation of the Closing of this Agreement, King and the Company have agreed to enter into an Allonge to the First December 2000 Note (the “Allonge”);

         WHEREAS, in connection with the December 2000 Note Purchase Agreement, the Company and King entered into that certain Investor Rights Agreement dated as of December 19, 2000 (the “Investor Rights Agreement”);

         WHEREAS, as a condition to the consummation of the Closing of this Agreement, King and the Company have agreed to enter into the First Amendment to Investor Rights Agreement (the “First Amendment to Investor Rights Agreement”);

         WHEREAS, in connection with the December 2000 Note Purchase Agreement, the Company and King entered into that certain Registration Rights

Agreement dated as of December 19, 2000 (the “Registration Rights Agreement”); and

         WHEREAS, as a condition to the consummation of the Closing of this Agreement, King and the Company have agreed to enter into an Amended and Restated Registration Rights Agreement (the “Amended and Restated Registration Rights Agreement” and together with the Allonge and the First Amendment to Investor Rights Agreement, the “Related Agreements”).

         NOW THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Purchase and Sale of the Convertible Note.

         1.1 Sale and Issuance of the Convertible Note.

                  Subject to the terms and conditions of this Agreement, the Company agrees to sell and issue to King, and King agrees to purchase from the Company, the Convertible Note.

         1.2 Closing.

                  (a) The closing for the purchase and sale of the Convertible Note pursuant to this Agreement (the “Closing”), shall, subject to the satisfaction or waiver of the applicable conditions set forth in Sections 5, 6 and 7 hereof, take place at the offices of Hogan & Hartson L.L.P., 8300 Greensboro Drive, McLean, Virginia 22102, on September 7, 2001, or on such other date, and at such other place, as the parties mutually agree in writing (the date on which the Closing shall occur, the “Closing Date”).

                  (b) At the Closing, among other things, the Company shall deliver to King the fully executed Convertible Note. In consideration of such delivery, King shall deliver to the Company the amount of the principal of the Convertible Note in immediately available funds by wire transfer of funds to the Company’s designated bank account.

Section 2. Representations and Warranties of the Company.

         The Company hereby represents and warrants to King that:

         2.1 Organization, Good Standing and Qualification.

                  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on the business, operations, properties, assets, prospects or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). Except as disclosed in the 2000 10-K (as defined below), the Company has no subsidiaries.

         2.2 Authorization.

                  The Company has all requisite corporate power and authority (a) to execute, deliver and perform its obligations under this Agreement, the Convertible Note and the Related Agreements, (b) to issue the Convertible Note and the shares of Common Stock issuable upon the conversion of, and as interest payments on, the Convertible Note (the “Note Shares”), in the manner and for the purpose contemplated by this Agreement, the Convertible Note and the Related Agreements, and (c) to execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by it pursuant to or in connection with this Agreement and the Related Agreements. All corporate action on the part of the Company, its officers, directors and stockholders for the authorization, execution and delivery of this Agreement and the Related Agreements and the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Convertible Note and the Note Shares (when issued) has been taken or will be taken prior to the Closing. This Agreement constitutes and the Convertible Note and the Related Agreements when executed by the Company will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (x) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (y) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

         2.3 Valid Issuance of the Note Shares and Listing.

                  The Note Shares will be duly and validly issued, fully paid and nonassessable and not subject to preemptive or similar rights, and such Note Shares will be issued in compliance with all applicable federal and state securities laws, when issued, sold and delivered in accordance with the terms of the Convertible Note and the Investor Rights Agreement, as amended, for the consideration expressed therein. The Note Shares will be listed on the principal U.S. national securities exchange on which the Common Stock is listed or, if the Common Stock is listed on the Nasdaq National Market (“Nasdaq”), then the Note Shares will be listed on Nasdaq (such place of listing of the Note Shares, the “Exchange”), subject only to official notice of issuance. No approval of the stockholders of the Company is required to issue the Convertible Note or the Note Shares.

         2.4 Capitalization; Indebtedness.

                  (a) The authorized capital stock of the Company consists of fifty million (50,000,000) shares of Common Stock and two million (2,000,000) shares of preferred stock, $.01 par value per share (the “Preferred Stock”). As of August 24, 2001: (i) Twenty Three Million Forty Nine Thousand Three Hundred Forty (23,049,340) shares of Common Stock were issued and outstanding; (ii) Four Million Three Hundred Seventy-Six Thousand Nine Hundred Twenty-Six (4,376,926) shares of Common Stock were reserved for issuance upon the exercise of outstanding stock options or other rights to purchase or receive the Common Stock granted under the Company’s 1995 Stock Option Plan (the “1995 Plan”); (iii) Four Hundred Twenty Thousand (420,000) shares of Common Stock were reserved for issuance upon the exercise of outstanding stock options or other rights to receive the Common Stock granted under the Company’s Director Stock Option Plan (the “Director Plan” and together with the 1995 Plan, the “Company Stock Option Plans”); (iv) Two Million Five Hundred Thousand (2,500,000) shares of Common Stock were reserved for issuance upon the conversion of the First December 2000 Note and the Second December 2000 Note and any other notes issued in connection with the December 2000 Note Purchase Agreement; (v) Five Hundred Seventy-Seven Thousand One Hundred Sixty-One (577,161) shares of Common Stock were held by the Company in the Company’s treasury; (vi) no shares of Preferred Stock were issued or outstanding; and (vii) warrants to purchase One Million Seventy-Two Thousand Fifty-Three (1,072,053) shares of Common Stock were issued and outstanding (the “Existing Warrants”).

                  (b) All outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive or similar rights. Except as set forth in this Section 2.4 and except for changes resulting from the issuance of shares of Common Stock pursuant to the Company Stock Option Plans and the Existing Warrants, or as expressly permitted by this Agreement or the Related Agreements, (i) there are not issued, reserved for issuance or outstanding (A) any shares of capital stock or other voting securities of the Company, (B) any securities of the Company or any Company subsidiary convertible into or exchangeable or exercisable for shares of capital stock or voting securities of or ownership interests in the Company or any Company subsidiary, (C) any warrants, calls, options or other rights to acquire from the Company or any Company subsidiary, or any obligation of the Company or any Company subsidiary to issue, any capital stock, voting securities or other ownership interests in, or securities convertible into or exchangeable or exercisable for capital stock or voting securities of or other ownership interests in, the Company or any Company subsidiary, (ii) there are no outstanding obligations of the Company or any Company subsidiary to repurchase, redeem or otherwise acquire any such securities or to issue, deliver or sell, or cause to be issued, delivered or sold, any such securities, and (iii) except as contemplated in this Agreement or the Related Agreements or as set forth on Schedule 2.4(b), the Company is not presently under any obligation, has not agreed or committed, and has not granted rights, to register under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise file any registration statement under the Securities Act or the Exchange Act covering, any of its currently outstanding capital stock or other securities or any of its capital stock or other securities that may be subsequently issued.

                  (c) Except as provided for in this Agreement or the Related Agreements and except as set forth on Schedule 2.4(c), neither the Company nor any Company subsidiary is a party to any agreement granting any preemptive or antidilutive rights with respect to any securities of the Company or any Company subsidiary that are outstanding as of the date hereof, or with respect to any securities of the Company or any Company subsidiary that may be subsequently issued upon the conversion or exercise of any instrument outstanding as of the date hereof. The execution, delivery and performance of this Agreement and the issuance of the Convertible Note and the Note Shares will not trigger any of the preemptive or antidilutive rights under any of the agreements set forth on Schedule 2.4(c) hereto. Other than the Company subsidiaries, the Company does not directly or indirectly beneficially own any securities or other beneficial ownership interests in any other person. A list of all of the Company subsidiaries is set forth in an exhibit to the 2000 10-K.

                  (d) Except for the Convertible Note to be issued hereunder, the First December 2000 Note and the Second December 2000 Note, the Company has no Indebtedness (as defined in the Investor Rights Agreement, as amended).

         2.5 SEC Reports and Certain Changes.

                  (a) The Company has heretofore filed with the United States Securities and Exchange Commission (the “SEC”) all forms, statements, reports and documents (together with all exhibits, amendments and supplements thereto, the “SEC Filings”) required to be filed by the Company under each of the Securities Act and the Exchange Act and the SEC rules and regulations thereunder, including an Annual Report on Form 10-K for the year ended December 31, 2000 (the “2000 10-K”). As of their respective filing dates, none of the SEC Filings, at the time they were filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading. Since December 19, 2000, the Company has timely filed with the SEC all SEC Filings required to be filed since such date, and all such SEC Filings complied with all applicable requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations thereunder. The Company has previously made available or delivered to King copies of the SEC Filings.

                  (b) Since December 19, 2000, and except as set forth in SEC Filings or otherwise previously disclosed to King in writing, there has been no change in the business, assets, liabilities, financial condition or operating results of the Company from that reflected in the 2000 10-K, except changes in the ordinary course of business that have not, individually or in the aggregate, resulted in and are not reasonably expected to result in a Material Adverse Effect.

         2.6 Financial Statements and Title to Assets.

                  The audited consolidated financial statements of the Company included or incorporated by reference in the 2000 10-K and the unaudited interim financial statements contained in the quarterly reports on Form 10-Q for the first and second quarters in the year ending December 31, 2001 have been prepared in accordance with the published rules and regulations of the SEC and with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods indicated therein and with each other, except as may be indicated therein or in the notes thereto, and fairly present in all material respects the financial condition of the Company and its subsidiaries as of the respective dates thereof and the results of their operations and statements of cash flows for the respective periods then ended, subject, in the case of unaudited interim financial statements, to usual year-end adjustments. Except as reflected in such financial statements, the Company and its subsidiaries have no material liabilities, absolute or contingent, other than ordinary course liabilities incurred since the date of the last such financial statements in connection with the conduct of the business of the Company and its subsidiaries. Except as otherwise set forth in the SEC Filings, the Company and its subsidiaries have (a) good and marketable title to all material property and assets reflected as owned by the Company or its subsidiaries in the financial statements to the 2000 10-K (or as disclosed in the SEC Filings), and (b) valid and enforceable leasehold interests in all material property and assets reflected as leased by the Company or its subsidiaries in the financial statements to the 2000 10-K (or as disclosed in the SEC Filings).

         2.7 Contracts.

                  With respect to each of the material contracts, commitments and agreements of the Company and its subsidiaries (“Material Contracts”), neither the Company nor any of its subsidiaries is, or has actual knowledge that any other party is, in default under or in respect of any Material Contract, the result of which default would have a Material Adverse Effect.

         2.8 Compliance and Permits.

                  (a) Except as disclosed in the SEC Filings, each of the Company and its subsidiaries has complied with, and is not in default under or in violation of, (i) its Certificate of Incorporation, By-laws or other organizational document or (ii) any laws, ordinances and regulations or other governmental restrictions, orders, judgments or decrees applicable to each of the Company and its subsidiaries, except, in the case of clause (ii), for any such default or violation which would not have a Material Adverse Effect. Except as disclosed in the SEC Filings, neither the Company nor any of its subsidiaries has received notice of any possible or actual violation of any applicable law, ordinance, regulation, or order, the result of which violation would be reasonably expected to have a Material Adverse Effect. Neither the execution and delivery of this Agreement or the Convertible Note, nor the consummation of the transactions contemplated hereby or thereby will violate, conflict with or result in a breach or result in the acceleration or termination of, or the creation in any third party of the right to accelerate, terminate, modify or cancel, any material indenture, contract, lease, sublease, loan agreement, note or other material obligation or liability to which the Company or any of its subsidiaries is a party or is bound or to which any of its assets are subject.

                  (b) Except as disclosed in SEC Filings, each of the Company and its subsidiaries has, and is not in default in any material respect under, all governmental franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would be reasonably expected to have a Material Adverse Effect.

         2.9 Compliance with Other Instruments.

                  The execution, delivery and performance of this Agreement or any of the Related Agreements and the transactions contemplated hereby and thereby will not result in any violation of or constitute, with or without the passage of time and the giving of notice, a default under any provision of (a) the Certificate of Incorporation, By-laws or other organizational document of the Company or any of its subsidiaries or (b) any material provision of any material indenture, agreement or other instrument by which the Company or any of its subsidiaries or any of their properties or assets are bound, or result in the creation or imposition of any lien, or encumbrance upon any of the material properties or assets of the Company or any of its subsidiaries, except, in the case of clause (b), for any such default or violation which would not have in any such event a Material Adverse Effect.

         2.10 Governmental Consents.

                  Except for (a) any notification required to be filed or supplied pursuant to the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, and the rules promulgated thereunder (the “HSR Act”) in connection with the conversion of the Convertible Note, (b) registration of the Note Shares under the Securities Act pursuant to the Amended and Restated Registration Rights Agreement, (c) listing of the Note Shares on the Exchange, and (d) any filings required under federal and state securities laws in connection with the issuance of the Convertible Note or the Note Shares, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the Company’s valid execution, delivery and performance of this Agreement, the Convertible Note or any of the Related Agreements. The filings under federal and state securities laws, if any, will be effected by the Company at its cost within the applicable stipulated statutory period.

         2.11 Litigation.

                  There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against the Company or any of its subsidiaries which questions the validity of this Agreement or the Convertible Note, or the right of the Company to enter into such agreements and instruments or to consummate the transactions contemplated hereby or thereby. Except as disclosed in SEC Filings, there is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against the Company, which singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have or would reasonably be expected to have a Material Adverse Effect.

         2.12 Taxes.

                  Each of the Company and its subsidiaries has filed all federal, state, foreign and other tax returns which are required to be filed and has heretofore paid all taxes which have become due and payable, except where the failure to file or pay would not be reasonably expected to have a Material Adverse Effect.

         2.13 Intellectual Property.

                  Except as disclosed in the SEC Filings, to the knowledge of the Company, each of the Company and its subsidiaries owns, or possesses adequate rights to use, all of the patents, patent rights, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights described or referred to in the SEC Filings or owned or used by it or which is necessary for the conduct of its business as presently conducted, except where the failure to own or possess such patents, patent rights, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights would not have a Material Adverse Effect. Except as disclosed in the SEC Filings, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably expected to have a Material Adverse Effect.

         2.14 Brokerage.

                  There are no claims, agreements, or commitments for brokerage commissions or finder’s fees or similar compensation in connection with the transactions contemplated by this Agreement or otherwise, based on any arrangement made by or on behalf of the Company or any of its subsidiaries, and the Company agrees to indemnify and hold King harmless against any damages incurred as a result of any such claim, agreement, or commitment.

Section 3.  Representations and Warranties of King.

                   King hereby represents and warrants that:

                  3.1 Organization, Good Standing and Qualification.

                  King is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

                  3.2 Authorization.

                  All corporate action on the part of King, its officers and directors necessary for the authorization, execution and delivery of this Agreement and each of the Related Agreements and the performance of all obligations of King hereunder and thereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes, and the Related Agreements when executed by King will constitute, valid and legally binding obligation of King enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting the enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  3.3 Governmental Consents.

                  Other than matters contemplated by this Agreement and any filings required to be made or supplied pursuant to Section 13 or 16 of the Exchange Act or the HSR Act, in connection with the issuance or conversion of the Convertible Note, or the issuance of Note Shares in payment of interest on the Convertible Note, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of King in connection with King’s valid execution, delivery and performance of this Agreement and the Related Agreements.

                  3.4 Accredited Investor.

                  King is an “accredited investor” as such term is defined in

Rule 501(a) of the Securities Act and is purchasing the Convertible Note and the underlying Note Shares for its own account for investment purpose. King has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Convertible Note (and the underlying Note Shares) and is capable of bearing the economic risks of such investment.

         3.5 Brokerage.

                  There are no claims, agreements, or commitments for brokerage commissions or finder’s fees or similar compensation in connection with the transactions contemplated by this Agreement or otherwise, based on any arrangement made by or on behalf of King or any of its subsidiaries or affiliates, and King agrees to indemnify and hold the Company harmless against any damages incurred as a result of any such claim, agreement, or commitment.

Section 4. Filings and Authorizations.

         The Company and King, as promptly as practicable, (a) will make, or cause to be made, all such other filings and submissions under laws, rules and regulations applicable to them as may be required for them to consummate the transactions contemplated hereby in accordance with the terms of this Agreement and the Related Agreements and (b) will use reasonable efforts to obtain, or cause to be obtained, all authorizations, approvals, consents and waivers from all governmental authorities necessary to be obtained by them in order for them to consummate such transactions.

Section 5. Conditions to Obligation of Each Party to Effect the Transactions Contemplated by this Agreement.

         The obligation of each party to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the date of the Closing of the following conditions:

         (a)  all governmental and other consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement shall have been obtained; and

         (b)  no stop order or other order enjoining the sale of the Convertible Note at the Closing shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over the transactions contemplated by this Agreement and no preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any statute, rule, regulation or executive order promulgated or enacted by any governmental authority shall be in effect that would restrain or otherwise prevent the consummation of the transactions contemplated by this Agreement.

Section 6. Conditions of King’s Obligations at the Closing.

         The obligations of King to consummate the Closing under this Agreement are subject to the fulfillment on or before the Closing Date of the following conditions, the waiver of which shall not be effective without the consent of King thereto:

         (a)  Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the date of such Closing (except for representations and warranties that speak as of a specific time, which need only be true and correct in all material respects as of such date or time).

         (b)  Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         (c)  Compliance Certificate. An authorized executive officer of the Company shall have delivered to King a certificate certifying that the conditions specified in Section 6(a) and Section 6(b) have been fulfilled.

         (d)  Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to King, and King shall have received all such counterpart original and certified or other copies of such documents as King may reasonably request.

         (e)  Allonge to December 2000 Note. At the Closing, the Company shall have entered into the Allonge, and such Allonge shall be in full force and effect.

         (f)  Certificate. At the Closing, the Company shall have furnished to King a certificate, signed by an authorized executive officer of the Company, certifying: (i) the due organization and good standing of the Company; (ii) the corporate resolutions of the Company authorizing the transactions contemplated by this Agreement and the Related Agreements; and (iii) the incumbency of officers of the Company executing this Agreement and the other instruments or certificates delivered at the Closing.

         (g)  Opinion of Counsel. At the Closing, the Company shall have furnished to King an opinion of White & McDermott. P.C. in a form reasonably acceptable to King.

         (h)  Delivery of the Convertible Note. At the Closing, the Company shall have delivered the fully executed Convertible Note.

         (i)  Delivery of the Second December 2000 Note. At the Closing, the Company shall have delivered the fully executed Second December 2000 Note.

         (j)  Listing. The Note Shares shall have been approved for listing on the Exchange.

         (k)  Amended and Restated Registration Rights Agreement. At the Closing, the Company shall have entered into the Amended and Restated Registration Rights Agreement and such Amended and Restated Registration Rights Agreement shall be in full force and effect.

         (l)  First Amendment to Investor Rights Agreement. At the Closing, the Company shall have entered into the First Amendment to Investor Rights Agreement and such First Amendment to Investor Rights Agreement shall be in full force and effect.

         (m)  Other Documentation. The Company shall have furnished to King such other instruments and documents, in form and substance reasonably acceptable to King, as may be necessary to effect the Closing.

Section 7. Conditions of the Company’s Obligations at the Closing.

         The obligations of the Company to consummate the Closing under this Agreement are subject to the fulfillment on or before the Closing of the following conditions, the waiver of which shall not be effective without the consent of the Company thereto:

         (a)  Representations and Warranties. The representations and warranties of King contained in Section 3 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of such Closing (except for representations and warranties that speak as of a specific time, which need only be true and correct in all material respects as of such date or time).

         (b) Performance. King shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing, and all corporate or other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and in substance to the Company.

         (c)  Compliance Certificate. An officer of King shall have delivered to the Company a certificate certifying that the conditions specified in Section 7(a) and Section 7(b) have been fulfilled.

         (d)  Payment of Purchase Price. At the Closing, King shall have delivered to the Company the amount of the principal of the Convertible Note in immediately available funds by wire transfer of funds to the Company’s designated bank account.

         (e)  Allonge to December 2000 Note. At the Closing, King shall have entered into the Allonge, and such Allonge shall be in full force and effect.

         (f)  Amended and Restated Registration Rights Agreement. At the Closing, King shall have entered into the Amended and Restated Registration Rights Agreement and such Amended and Restated Registration Rights Agreement shall be in full force and effect.

         (g)  First Amendment to Investor Rights Agreement. At the Closing, King shall have entered into the First Amendment to Investor Rights Agreement and such First Amendment to Investor Rights Agreement shall be in full force and effect.

         (h)  Other Documentation. King shall have furnished to the Company such other instruments and documents, in form and substance reasonably acceptable to the Company, as may be necessary to effect the Closing.

Section 8. Miscellaneous.

         8.1 Survival.

                  All representations, warranties and covenants contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Convertible Note, the transfer by King of the Convertible Note or Note Shares or portion thereof or interest therein and the payment or conversion of the Convertible Note, and may be relied upon by any transferee of the Convertible Note or Note Shares, regardless of any investigation made at any time by or on behalf of King or any transferee. All representations, warranties and covenants contained herein made by King or any holder of the Convertible Note shall survive the execution and delivery of this Agreement and the Convertible Note, and may be relied upon by the Company and its successors and assigns.

         8.2 Assignment; Successors and Assigns.

                  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the parties hereto without the prior written consent of the other party. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         8.3 Governing Law.

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

         8.4 Counterparts.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8.5 Titles and Subtitles.

                  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         8.6 Notices.

                  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. Eastern time on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the following Persons at the following addresses:

To the Company:

Novavax, Inc. 8320 Guilford Road Columbia, Maryland 21046

Attn: Chief Executive Officer Telecopy: (301) 854-3902

with a copy (which shall not constitute notice) to:

White & McDermott, P.C. 65 William Street, Suite 250 Wellesley, Massachusetts 02481 Attn: David A. White Telecopy: (781) 237-8120

To King:

King Pharmaceuticals, Inc. 501 Fifth Street Bristol, Tennessee 37620 Attention: Legal Affairs Telecopy: (423) 989-6282

with a copy (which shall not constitute notice) to:

Hogan & Hartson L.L.P. 8300 Greensboro Drive McLean, Virginia 22102 Attn: Richard T. Horan, Jr. Thomas E. Repke Telecopy: (703) 610-6200

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         8.7 Expenses.

                  Irrespective of whether the Closing is effected, each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. Notwithstanding the foregoing, the Company shall pay any and all stamp, transfer and other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement or any securities purchased from the Company hereunder, and shall save and hold King harmless from and against any and all liabilities with respect to or resulting from any delay in paying, or omission to pay, such taxes.

         8.8 Publicity.

                  Except for information which is required to be disclosed by applicable law, neither party hereto shall issue any press releases or public statements with regard to this Agreement or the Convertible Note without first seeking the approval of the other party, which shall not be unreasonably withheld or delayed.

         8.9 Amendments and Waivers.

                  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and King. Any amendment or waiver effected in accordance with this Section 8.9 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

         8.10 Severability.

                  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         8.11 Entire Agreement.

                  This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         8.12 Jurisdiction; Venue.

                  (a) Each of the Company and King hereby waives personal service of any process upon it in connection with any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, and hereby covenants and agrees that all such service of process may be made in the manner set forth in Section 8.6 with the same effect as though served on it personally.

                  (b) The Company hereby covenants and agrees that any suit, action or proceeding initiated by the Company against King, its affiliates, subsidiaries, successors and/or assigns arising out of or relating to this Agreement or the transactions contemplated hereby shall be brought exclusively in the federal courts located in and/or state courts of the State of Tennessee. In the event of any such suit, action or proceeding initiated by the Company, each of the Company and

King hereby submits to the exclusive jurisdiction and venue of the federal courts located in and state courts of the State of Tennessee and hereby waives any and all objections based on jurisdiction or venue that such party may have under applicable law or the Federal Rules of Civil Procedure. Each of the parties hereby irrevocably designates CT Corporation in the State of Tennessee (the “Tennessee Process Agent”) as its designee, appointee and agent to receive, for and on its behalf, service of process in the State of Tennessee in any such suit, action or proceedings. Service on the Tennessee Process Agent shall be deemed complete upon delivery thereof to the Tennessee Process Agent, provided that, in the case of any such service upon the Tennessee Process Agent, the party effecting such service shall also deliver a copy thereof to the other parties in accordance with the notice provision set forth in Section 8.6. Each such party shall take all such action as may be necessary to continue the appointment of the Tennessee Process Agent in full force and effect or to appoint another agent, who shall thereafter be referred to herein as the “Tennessee Process Agent”, so that each such party shall at all times have an agent for service for the foregoing purposes in the State of Tennessee.

                  (c) King hereby covenants and agrees that any suit, action or proceeding initiated by King against the Company, its affiliates, subsidiaries, successors and/or assigns arising out of or relating to this Agreement or the transactions contemplated hereby shall be brought exclusively in the federal courts located in and/or state courts of the State of Maryland. In the event of any such suit, action or proceeding initiated by King, each of the Company and King hereby submit to the exclusive jurisdiction and venue of the federal courts located in and state courts of the State of Maryland and hereby waive any and all objections based on jurisdiction or venue that such party may have under applicable law or the, Federal Rules of Civil Procedure. Each of the foregoing parties hereby irrevocably designates CT Corporation in the State of Maryland (the “Maryland Process Agent”), as its designee, appointee and agent to receive, for and on its behalf, service of process in the State of Maryland in any such suit, action or proceedings with respect to this Agreement and the transactions contemplated hereby. Service on the Maryland Process Agent shall be deemed complete upon delivery thereof to the Maryland Process Agent, provided that in the case of any such service upon the Maryland Process Agent, the party effecting such service shall also deliver a copy thereof to the other parties in accordance with the notice provision set forth in Section 8.6. Each such party shall take all such action as may be necessary to continue the appointment of the Maryland Process Agent in full force and effect or to appoint another agent, who shall thereafter be referred to herein as the “Maryland Process Agent”, so that each such party shall at all times have an agent for service for the foregoing purposes in the State of Maryland.

         8.13 Specific Performance.

                  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled, in addition to any other remedy provided by this Agreement or in law or at equity, to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof.

         8.14. No Right of Setoff.

                  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THE COMPANY HEREBY EXPRESSLY WAIVES, AND SHALL BE PROHIBITED FROM ENFORCING OR SEEKING TO ENFORCE, ANY RIGHT OR REMEDY (INCLUDING, WITHOUT LIMITATION, ANY COMMON LAW RIGHT OR REMEDY) TO SET OFF, COUNTERCLAIM, DEDUCT OR OTHERWISE REDUCE ANY AMOUNT TO WHICH THE COMPANY MAY BE ENTITLED TO RECEIVE FROM KING OR ITS AFFILIATES AGAINST ANY AMOUNTS PAYABLE UNDER THE CONVERTIBLE NOTE OR THE OTHER NOTES (AS THAT TERM IS DEFINED IN THE CONVERTIBLE NOTE).

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         IN WITNESS WHEREOF, the parties have executed this September 2001 Note Purchase Agreement as of the date first above written.

NOVAVAX, INC.

By: Name: Title:

KING PHARMACEUTICALS, INC.

By: Name: Title: